UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2012

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-s0640593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 11, 2012, SunCoke Energy, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Members of the Company’s senior management team will host the company’s first Investor Day on Tuesday, December 11, 2012, at 2:00 p.m. EST at the New York Stock Exchange. Interested parties can access a live audio webcast of the presentation at www.suncoke.com in the Investor Relations section of the website. Such webcast will be archived for replay for a limited time. Attached as Exhibit 99.2 and incorporated herein by reference are the slides that will be used at the presentation.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated December 11, 2012.

99.2	December 11, 2012 – Investor Day Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Denise R. Cade
Denise R. Cade
Senior Vice President, General Counsel, Corporate
Secretary and Chief Compliance Officer

Date: December 11, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated December 11, 2012.

99.2	December 11, 2012 – Investor Day Slides.